UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2006

ADESA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32198	35-1842546
(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana	46032
(Address of Principal Executive Offices)	(Zip Code)

(800) 923-3725

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Robert S. Townsend, Esq.

Jaclyn Liu, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On December 22, 2006, ADESA, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with KAR Holdings II, LLC, a Delaware limited liability company (“Buyer”), KAR Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Buyer (“Holdings”), and KAR Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“Merger Sub”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Holdings.  At the effective time of the Merger, each share of common stock of the Company (other than shares owned by the Company, Buyer, Holdings, Merger Sub and any direct or indirect wholly-owned subsidiary of the Company, Buyer, Holdings or Merger Sub) will be converted into the right to receive $27.85 in cash, without interest.  Each outstanding Company stock option at the time of the closing will be cancelled in the Merger and the holder thereof shall be entitled to an amount of cash, without interest, equal to the difference between $27.85 and the exercise price of such stock option. Additionally, each outstanding restricted stock unit award at the time of the closing will be cancelled in the Merger and the holder thereof shall be entitled to an amount in cash, without interest, equal to $27.85.

The Merger is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and other regulatory laws applicable to the Merger, as well as the approval of the Company’s stockholders.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Limited Guarantee

In connection with the Merger Agreement, and in order to induce the Company to enter into the Merger Agreement, each of GS Capital Partners VI, L.P. (together with GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore, L.P. and GS Capital Partners VI GmbH & Co. KG), Kelso Investment Associates VII, L.P. (together with Insurance Auto Auctions, Inc.), Parthenon Investors II, L.P. (together with Insurance Auto Auctions, Inc.) and ValueAct Capital Master Fund, L.P. (collectively, the “Equity Sponsors”), concurrently with the execution and delivery of the Merger Agreement, entered into a Limited Guarantee, dated as of December 22, 2006 (the “Guarantee”), in favor of the Company, pursuant to which each Equity Sponsor agrees, among other things, to unconditionally and irrevocably guarantee to the Company, the prompt and complete payment, if and when due, of a pro rata percentage of certain payment obligations of Buyer, Holdings and Merger Sub under the Merger Agreement, up to a maximum amount of such Equity Sponsor’s pro rata percentage of $40,000,000.00, all upon the terms and subject to the conditions set forth in the Limited Guarantee.

The Limited Guarantee of GS Capital Partners VI, L.P. (together with GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore, L.P. and GS Capital Partners VI

GmbH & Co. KG) is attached hereto as Exhibit 10.1.  The Limited Guarantee of Kelso Investment Associates VII, L.P. (together with Insurance Auto Auctions, Inc.) is attached hereto as Exhibit 10.2.  The Limited Guarantee of Parthenon Investors II, L.P. (together with Insurance Auto Auctions, Inc.) is attached hereto as Exhibit 10.3.  The Limited Guarantee of ValueAct Capital Master Fund, L.P. is attached hereto as Exhibit 10.4.  Each Limited Guarantee is incorporated herein by reference in its entirety.  The foregoing description of the Limited Guarantees does not purport to be complete and is qualified in its entirety by reference to the full text of each Limited Guarantee.

ITEM 5.02

Indemnification Agreements

The Company entered into a new Indemnification Agreement with each of the directors, David G. Gartzke, Wynn V. Bussmann, Thomas L. Cunningham, Dennis O. Green, A. R. Sales, Nick Smith, Donald C. Wegmiller and Deborah L. Weinstein, each effective as of December 21, 2006.  The Company also entered into the same Indemnification Agreement with each of the officers, Scott A. Anderson, Ron Beaver, Brenda J. Flayton, Cameron C. Hitchcock, George J. Lawrence, Timothy C. Clayton, Paul J. Lips, Michelle Mallon, Jonathan L. Peisner, Curt L. Phillips, Becca Polak, Charles R Tapp and Bradley A. Todd, each effective as of December 21, 2006.

The form of Indemnification Agreement is attached hereto as Exhibit 10.5.  The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement.

Change in Control Agreements

On December 21, 2006, the Company entered into Change in Control Agreements with the following officers: Scott A. Anderson, Ron Beaver, Brenda J. Flayton, David G. Gartzke, Cameron C. Hitchcock, George J. Lawrence, Paul J. Lips, Jonathan L. Peisner, Curt L. Phillips, A. R. Sales, Charles R Tapp and Bradley A. Todd, each effective as of December 21, 2006.  The Change in Control Agreements provide certain cash and non-cash benefits to the above referenced officers in connection with a change in control of the Company.

The form of the Change in Control Agreement, specifying the alternative terms that may be applicable to Scott A. Anderson, Brenda J. Flayton, David G. Gartzke, Cameron C. Hitchcock, Paul J. Lips, Jonathan L. Peisner, Curt L. Phillips, Charles R Tapp and Bradley A. Todd, is attached hereto as Exhibit 10.6.  The form of the Change in Control Agreement, specifying the alternative terms that may be applicable to A. R. Sales, Ron Beaver and George J. Lawrence, is attached hereto as Exhibit 10.7.  The foregoing description of the Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the Change in Control Agreement.

Transaction Bonus Agreement

On December 21, 2006, the Company entered into a Transaction Bonus Agreement with Timothy C. Clayton, the Company’s interim Chief Financial Officer (the “Bonus Agreement”).  The Bonus Agreement provides for the payment of a lump sum transaction bonus to Mr. Clayton in the amount of $620,000, contingent upon the closing of the Merger and provided Mr. Clayton does not terminate his contract with the Company prior to the earlier of (1) June 30, 2007 or (2) the closing of the merger transaction.

The Bonus Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference in its entirety.  The foregoing description of the Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Agreement.

Amendment to Supplemental Executive Retirement Plan

On December 21, 2006, the Company amended the 2005 Supplemental Executive Retirement Plan (the “SERP”) to cease further elective deferrals of compensation or bonuses by participants, effective as of December 31, 2006.

The Amendment to the SERP (the “Amendment”) is attached hereto as Exhibit 10.9 and is incorporated herein by reference in its entirety.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

ITEM 7.01.  REGULATION FD DISCLOSURE

Press Release

On December 22, 2006, the Company and Insurance Auto Auctions, Inc. jointly issued a press release announcing the execution of the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Exhibit 99.1 included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 8.01.  OTHER EVENTS

Amendment and Restatement of Directors Deferral Plan

On December 21, 2006, the Company amended and restated the ADESA, Inc. Director Compensation Deferral Plan (the “Directors Deferral Plan”) to address certain requirements imposed by Section 409A of the Internal Revenue Code of 1986, as amended, and to facilitate the distribution of participant accounts to be made in connection with a “change in control” of the Company.

The Amended and Restated Directors Deferral Plan is attached hereto as Exhibit 10.10 and is incorporated herein by reference in its entirety.  The foregoing description of the Amended and Restated Directors Deferral Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Directors Deferral Plan.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2006, by and among ADESA, Inc., KAR Holdings II, LLC, KAR Holdings, Inc., and KAR Acquisition, Inc.

10.1

Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with GS Capital Partners VI, L.P. (together with GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore, L.P. and GS Capital Partners VI GmbH & Co. KG).

10.2	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with Kelso Investment Associates VII, L.P. (together with Insurance Auto Auctions, Inc.)

10.3	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with Parthenon Investors II, L.P. (together with Insurance Auto Auctions, Inc.)

10.4	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with ValueAct Capital Master Fund, L.P.

10.5	Form of Indemnification Agreement

10.6

Form of Change in Control Agreement for Scott A. Anderson, Brenda J. Flayton, David G. Gartzke, Cameron C. Hitchcock, Paul J. Lips, Jonathan L. Peisner, Curt L. Phillips, Charles R Tapp and Bradley A. Todd

10.7	Form of Change in Control Agreement for A. R. Sales, Ron Beaver and George J. Lawrence

10.8	Transaction Bonus Agreement, dated as of December 21, 2006, between Timothy C. Clayton and ADESA, Inc.

10.9	Amendment to the 2005 Supplemental Executive Retirement Plan

10.10	Amended and Restated ADESA, Inc. Director Compensation Deferral Plan

99.1	Press release dated December 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADESA, INC.

Date: December 22, 2006	By:	/s/ David G. Gartzke
David G. Gartzke
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2006, by and among ADESA, Inc., KAR Holdings II, LLC, KAR Holdings, Inc., and KAR Acquisition, Inc.

10.1

Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with GS Capital Partners VI, L.P. (together with GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore, L.P. and GS Capital Partners VI GmbH & Co. KG).

10.2	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with Kelso Investment Associates VII, L.P. (together with Insurance Auto Auctions, Inc.)

10.3	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with Parthenon Investors II, L.P. (together with Insurance Auto Auctions, Inc.)

10.4	Limited Guarantee, dated as of December 22, 2006, entered into by ADESA, Inc. with ValueAct Capital Master Fund, L.P.

10.5	Form of Indemnification Agreement

10.6

Form of Change in Control Agreement for Scott A. Anderson, Brenda J. Flayton, David G. Gartzke, Cameron C. Hitchcock, Paul J. Lips, Jonathan L. Peisner, Curt L. Phillips, Charles R Tapp and Bradley A. Todd

10.7	Form of Change in Control Agreement for A. R. Sales, Ron Beaver and George J. Lawrence

10.8	Transaction Bonus Agreement, dated as of December 21, 2006, between Timothy C. Clayton and ADESA, Inc.

10.9	Amendment to the 2005 Supplemental Executive Retirement Plan

10.10	Amended and Restated ADESA, Inc. Director Compensation Deferral Plan

99.1	Press release dated December 22, 2006.